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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Missouri
                 (State or Other Jurisdiction of Incorporation)

          0-24293                                     43-1309065
 (Commission File Number)                  (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                 63301
(Address of Principal Executive Offices)               (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, If Changed Since Last Report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2005, LMI Aerospace, Inc. (the "Company") issued a press release announcing its financial performance during the second quarter of 2005. The full text of the press release is attached hereto.

The information in this Item 2.02 of this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)   EXHIBITS

               Exhibit No.      Description
               -----------      -----------
               99.1             Text of press release dated August 10, 2005.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2005

                                  LMI AEROSPACE, INC.


                                  By:  /s/ Lawrence E. Dickinson
                                       -----------------------------------------
                                       Lawrence E. Dickinson
                                       Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Text of press release dated August 10, 2005.